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                                                                   EXHIBIT 10(t)

                 MERCANTILE SHARES PURCHASE AND SALE AGREEMENT


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MERCANTILE SHARES PURCHASE AND SALE AGREEMENT (THE "AGREEMENT") EXECUTED IN THE
CITY OF MEXICO FEDERAL DISTRICT ON JUNE 9, 2005 TOGETHER WITH THE WITNESSES WHO AFFIX THEIR SIGNATURES AT THE FOOT, BY AND BETWEEN

(I) NICHOLAS N. CARTER, ON HIS OWN RIGHT AND THE LEGAL ENTITY, TEXAS OIL & CHEMICAL CO. II, INC., REPRESENTED HEREIN BY NICHOLAS N. CARTER, HEREINAFTER JOINTLY "SELLERS", AND

(II) ERNESTO JAVIER GONZALEZ CASTRO AND MAURICIO RAMON AREVALO MERCADO, HEREINAFTER JOINTLY "BUYERS",

PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES:

                                 REPRESENTATIONS

I. BY SELLERS:

(a) Texas Oil & Chemical Co. II, Inc., through its representative:

(i) That it is a corporation organized in accordance with the laws of the United States of America, with the legal capacity legitimation and authorizations necessary to execute this AGREEMENT and bind itself to the terms hereof;

                                     [STAMP]

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(b) Nicholas N. Carter:

(i) That he enjoys full capacity to execute and deliver this Agreement.

(c) Both, jointly:

(i) That they are the legitimate owners in possession and full domain of 59,987,764 (FIFTY NINE MILLION NINE HUNDRED EIGHTY-SEVEN THOUSAND SEVEN HUNDRED SIXTY-FOUR) ordinary, registered shares with a face value of P$1.00 (One Peso 00/100 Mexican Currency) each, fully subscribed and paid (the "SHARES") representing issued, subscribed and paid capital stock of the business corporation named PRODUCTOS QUIMICOS COIN, S.A. DE C.V. ("ISSUER)), represented and distributed as follows:

                                                    SHARES OF
                                SHARES OF FIXED  VARIABLE CAPITAL       TOTAL
       SHAREHOLDER               CAPITAL STOCK        STOCK        (VALUE IN PESOS)
-----------------------------   ---------------  ----------------  ----------------
Texas Oil & Chemical Co. II,             99,999        59,987,764     60,087,763.00
Inc. represented by Nicholas
N. Carter

Nicholas N. Carter                            1                                1.00

            Total                       100,000        59,987,764     60,087,764.00

Per this date the SHARES represent 100% (one hundred percent) of the subscribed and paid capital stock of the ISSUER.

(ii) Per this date they have in their possession the certificates of the SHARES, which they declare under oath are

                                     [STAMP]

                                        2

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not subject to lien, attachment, or any act or legal fact that in any manner limits their authority for being disposed of.

(iii) ISSUER is legally organized in accordance with the laws of the United Mexican States and its main purpose is the acquisition, lease or through any title enjoyment of the use and possession of movable and real estate properties.

(iv) In virtue of the above representations and of the manifestations set forth in Clause Third of the AGREEMENT, they wish to sell the SHARES to BUYERS in the proportions further itemized, in the understanding that they represent 100% (one hundred percent) of the issued and paid capital stock of ISSUER.

(v) For purposes of the transaction set forth in this instrument, each of them individually and with respect to the shares held by the other, waive in favor of the BUYERS the preemptive right granted to them under the Bylaws in effect of ISSUER.

II BUYERS REPRESENT:

(a) That they are Mexican individuals, of age, with full

                                     [STAMP]

                                        3

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capacity to execute and deliver this Agreement.

(b) They wish to acquire the SHARES from SELLERS - in the proportions further established -, subject to the conditions and terms of the AGREEMENT.

(c) Per this date they have inspected to their satisfaction all the legal, accounting, tax and financial documents of ISSUER provided by SELLERS, and consequently wish to acquire the SHARES.

Based on the above Representations, the parties execute the Agreement contained in the following:

                                    CLAUSES:

FIRST: PURPOSE OF THE AGREEMENT. By virtue of the AGREEMENT, SELLERS sell, assign and transfer the SHARES to BUYERS, and the latter buy and acquire the SHARES for themselves, free of any burden, lien or affectation, in the following proportions:

                                     [STAMP]

                                        4

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
                              SHARES OF FIXED  SHARES OF VARIABLE        TOTAL
         SHAREHOLDER           CAPITAL STOCK     CAPITAL STOCK     (VALUE IN PESOS)
----------------------------  ---------------  ------------------  ----------------
Texas Oil & Chemical Co. II,           99,998          59,987,764   60,087, 762 .00
Inc. represented by Nicholas
N. Carter

Nicholas N. Carter                          2                                  2.00

       Total                         100, 000          59,987,764     60,087,764.00

SECOND: PRICE OF THE SHARES AND PAYMENT FORM: The price agreed for transfer of the SHARES is the total amount of P$200.00 (Two Hundred Pesos Mexican Currency), payable upon signing the AGREEMENT against delivery by SELLERS to BUYERS of the shares certificates covering ownership of the SHARES, duly endorsed.

THIRD: REPRESENTATIONS; SELLERS jointly declare and warrant to BUYERS that the AGREEMENT constitutes valid and enforceable obligations for SELLERS. Neither subscription of the AGREEMENT nor fulfillment by SELLERS of any of the provisions set forth in it: (i) shall breach, cause conflict or result in nonperformance, early termination or rescission of any agreement, commitment or obligation, or any other agreement where the ISSUER is party of or whereby ISSUER or its properties or assets are bound, (ii) breach, cause conflict or result in nonperformance of any agreement, commitment, obligation of an agreement where SELLERS are a party of or whereby their properties or assets are bound, and

                                     [STAMP]

                                        5

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such breach or nonperformance might produce a right for any third party over the
SHARES, (iii) breach any law or regulatory provision to which ISSUER is bound, or breach, cause conflict or result in nonperformance by ISSUER; (iv) breach any provision of the documents of incorporation of ISSUER, nor (v) result in creating any lien (or any obligation to create any lien) over the properties or assets of ISSUER.

Additionally, SELLERS represent and warrant to BUYERS the following:

1. Tax Matters: For purposes of the AGREEMENT, "Tax or Taxes" shall mean any tax on income, on gross income, profits, franchises, licenses, transfers, sales, use, ad valorem, customs, payrolls, withholding, employment, occupation, assets (movable or real estate properties), on use or added value, assets tax and other taxes, government charges, fees, contributions, withholdings, including but not limited to fees to the Mexican Social Security, the Retirement Savings System and Infonavit (Workers National Housing Fund), (including interest, sanctions or additions to those Headings).

(a) ISSUER has provided BUYERS copies of the most recent

                                     [STAMP]

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general balance sheets, statements of profit and loss, net worth and cash flow of ISSUER (altogether the "Financial Statements") and corresponding tax statements for those periods (altogether the "Tax Statements"). Expect for the indications provided in them, those financial Statements are complete and correct, and were prepared according to accounting principles generally accepted in Mexico and consistently applied during such periods, and they adequately reflect the financial condition of ISSUER per those dates:

(b) All Tax Statements have been duly or spontaneously filed;

(c) All Taxes reflected in the Tax Statements have been duly and promptly paid during the last five years;

(d) The Tax Statements authentically and fully reflect facts concerning income, assets, operations and the condition of any entity that must appear in them;

(e) There are no charges, accumulations and reserves for Taxes owed or applicable but still not due concerning income, assets and operations of ISSUER, as there is no obligation to pay for such taxes;

(f) There is no action, lawsuit, proceeding, audit or claim

                                     [STAMP]

                                        7

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underway, or to the best knowledge of SELLERS, there is no investigation underway concerning income taxes, assets or operations of ISSUER;

(g) There are no agreements to extend the term to encumber Taxes on income, assets or operations of ISSUER;

(h) All taxes of ISSUER have been paid or settled, and there, has not arisen any situation derived from audits which, by applying similar principles, might presume the possibility of a tax claim.

2. Intellectual Property: ISSUER holds no copyrights, patents, trademarks, licenses or sublicenses of any of the above.

3. Accounts Receivable. Accounts receivable, reimbursable deposits, expenses paid in advance, deferred charges, loans or advance payments granted by ISSUER to any person are disclosed in Attachment "1".

4. Consents. No consents, approvals or authorizations by, nor statements, entries or registrations with government or regulatory authorities for execution, delivery and fulfillment of the AGREEMENT, or development of operations

[STAMP]

                                       8

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contemplated therein are required, nor is consent by any person necessary to carry out the operations contemplated herein, including but not limited to, consent by third parties with whom credits, agreements, leases or other contracts have been executed.

5. Observance of the Laws. ISSUER has all permits necessary to develop its business as it currently does, all of which are now fully valid and in effect, and ISSUER complies with the respective terms and conditions established in them. ISSUER has complied with all applicable laws, bylaws, rules, regulations, sentences, orders, briefs, "amparos" (private rights protection enforcement remedy) and decrees, either of states or local, by government authorities or by judicial or administrative authorities with competence over ISSUER, its properties or assets.

6.Payment of Dividend. Since the moment when ISSUER was incorporated and until the date of the AGREEMENT, there has not been any kind of payment of dividend in favor of the shareholders of ISSUER.

7. Representations. The representations by SELLERS in this AGREEMENT, and representations set forth in the documents mentioned (including but not limited to financial statements,

[STAMP]

                                        9

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certifications or other briefs provided or that shall be provided by SELLERS or
ISSUER to BUYERS or to any of their representatives according to the provisions hereof or in relation to the operations contemplated herein), do not contain nor shall contain false representations, nor fail, nor shall fail to manifest facts that are important and necessary according to the circumstances whereby they are issued, and therefore, the representations set forth herein or in those are not deceitful, and continue to be true per the date of this instrument.

FOURTH: RELEASE FROM LIABILITIES. SELLERS release BUYERS and ISSUER from any claim, complaint, procedure, liability, obligation, damage or action filed after signing the AGREEMENT, and originated from it due to facts, events or omissions by SELLERS or ADMINISTRATORS, originated from the incorporation of ISSUER per the date of the AGREEMENT, regardless of the amount.

For purposes of this Clause, BUYERS must notify SELLERS with respect to any such claim, complaint, procedure, liability, obligation, damage or action referred to in the preceding paragraph, within 30 (thirty) business days after BUYERS are informed of any of such liabilities, except in case the term granted to ISSUER as a consequence of any of such liabilities

                                     [STAMP]

                                       10

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is less than 30 (thirty) business days, in which case the notice to SELLERS according to this paragraph shall be issued at least 24 (twenty-four) hours before expiration of such term; in the understanding that failure to issue notice according to this Clause shall release SELLERS of any liability in this respect, including its obligations to indemnify according to this Agreement.

The provisions of the preceding paragraph shall not be applicable to any notice issued directly to SELLERS.

FIFTH: INDEMNIFICATION BY SELLERS. Without prejudice of the provisions set for in Clause Fourth above, in proportion to the SHARES which they hold according to the representations of the AGREEMENT, SELLERS bind themselves to indemnify, defend and hold ISSUER and BUYERS harmless of any claim, action, procedure, liability, expense, attorney fees, including but not limited to, interest, penalties and reasonable attorney fees (jointly, the "Damages") in which ISSUER or BUYERS might incur derived for any of the following reasons:

(a) Any imprecision or falseness in the representations by BUYERS according to the AGREEMENT and accounting matters registered in the accounting records of the company;

                                     [STAMP]

                                       11

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(b) Noncompliance by SELLERS of any agreement, commitment or provision contained in the AGREEMENT;

(c) Legal action, complaints, procedures, investigations, lawsuits or settlements related to paragraphs (a) and (b) of this clause causing damage to BUYERS or ISSUER.

(d) Not attend or untimely attend any of the contingencies indicated in Clause Fourth above.

If any third party files or attempts any complaint or any other proceeding against ISSUER or BUYERS, that may cause damages for which BUYERS or ISSUER have the right to request payment of an indemnity from SELLERS in proportion to the SHARES sold by each of them under the AGREEMENT, BUYERS must notify SELLERS at the official address provided in Clause Eighth within 30 (thirty) business days after being informed of the event that might originate such damages. Such notice must include documents and information necessary for SELLERS to defend such complaint, claim or proceeding before the competent authorities. For such end, through ISSUER, BUYERS shall grant the necessary powers of attorney to the person jointly indicated by SELLERS no later than the business day after they receive the notice provided for in this paragraph,

                                     [STAMP]

                                       12

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in order to assume the corresponding defense. In case SELLERS do not provide
BUYERS and ISSUER the name of the professional in charge of the defense, BUYERS may designate any professional to be in charge of the defense, in the understanding that in such case, SELLERS shall be bound to pay for resulting damages, as the case may be, which shall not exceed the amount established in Clause Second of this Agreement. In case ISSUER does not, within the term provided in this Clause, grant the powers of attorney to the professional designated by SELLERS, SELLERS shall, as the case may be, be released from having to pay the indemnification referred to in this Clause.

SIXTH: VALID TERM OF REPRESENTATIONS AND INDEMNIFICATIONS. The representations made by SELLERS, as well as the indemnifications BUYERS and ISSUER have a right to, as the case may be, as contained in the AGREEMENT, shall be in effect only during five (5) years after the date when this AGREEMENT is signed.

SEVENTH: RESTORATION IN CASE OF DISPOSSESSION. SELLERS shall BE liable before BUYERS for restoration in case of dispossession according to Article 2119 and other related and applicable articles of the Federal Civil Code and correlated articles of the other civil codes applicable in the states of

                                     [STAMP]

                                       13

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the Mexican Republic.

EIGHTH NOTICES: All notices, requests, instructions or any other communication (jointly, the "Notices), which according to the AGREEMENT must be issued to the other parties, shall be in writing, made at the official addresses provided below:

BUYERS:
Ernesto Javier Gonzalez Castro
Bartolache No. 1810, Col. Del Valle C.P. 03100
Deleg. Benito Juarez, Mexico, D.F.

Mauricio Ramon Arevalo Mercado
Manuel Gutierrez Najera manzana 8 lote 49
Col. Filiberto Gomez, Chimalhuacan, Estado de Mexico
C.P. 56349

SELLERS:
Texas Oil & Chemical Co. II, Inc., and Nicholas N. Carter 7752 FM 418, Silsbe, Texas 77656

Either one of the parties may change such official addressed by issuing written notice to the other parties as provided in this Clause Eighth (in the understanding that such change shall be valid once the notice is actually received by the other parties).

All notices shall be considered received: (i) if received through personal delivery; (ii) the moment when sending prior confirmation of receipt, when transmitted by tax with electronic confirmation; and (iii) on the second business day

                                     [STAMP]

                                       14

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after having been delivered to a recognized night delivery service (DHL or
FEDEX).

NINTH: OBLIGATIONS FOR BUYERS: BUYERS bind themselves to hold a Shareholders Meeting of the ISSUER within 10 days after the date when this Agreement is signed, to resolve on all of the following:

I.- Transfer of shares of the Corporation.

II.- Resignation by Nicholas N. Carter as member of the Board of Directors, appointment of the new Board of Directors, as well as appointment of the Statutory Auditor of the Corporation.

III.- Revocation and granting of powers of attorney.

IV.- Proposal, discussion and, as the case may be, approval to designate special delegates for the Shareholders Meeting.

BUYERS bind themselves that within 15 (fifteen) business days after the date of execution of this AGREEMENT they shall provide SELLERS a certified copy of the public instrument legalizing the resolutions disclosed in this Clause.

TENTH: APPLICABLE LAWS. For construction, fulfillment and execution of the AGREEMENT, the parties bind themselves to provisions of the Code of Commerce and supplementary

                                     [STAMP]

                                       15

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ordinances.

ELEVENTH: CONTROVERSIES. For all matters regarding construction and/or fulfillment of this AGREEMENT the parties expressly bind themselves to the jurisdiction of the competent courts of the City of Mexico, Federal District, and each of the parties hereby waives any other forum or jurisdiction that might correspond to itself by reason of its current or any further official address.

TWELFTH: INTEGRAL AGREEMENT. The parties recognize this AGREEMENT as the coming of minds between themselves. All previous communications, promises and agreements are considered revoked, ended and substituted by the content of this AGREEMENT.

THIRTEENTH: ASSIGNMENT. Rights and obligations derived from the AGREEMENT may not be assigned, nor in any other manner conveyed without prior written consent by the other parties.

FOURTEENTH: TAXES. Regarding the obligation for BUYERS to withhold against the individual seller, NICHOLAS N. CARTER, 20% the price of the operation as provisional payment of Federal Income Tax, according to paragraph four of
Article 154 of the Federal Income Tax Law, such withholding is

                                     [STAMP]

                                       16

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applied and shall be filed before the corresponding revenue office. In relation to selling corporation, TEXAS OIL & CHEMICAL CO. II, INC., which files taxes according to Title II of the Federal Income Tax Law and proves its corresponding registration, does not have to apply BUYERS any withholding, and therefore, must accumulate and file the total corresponding income during the year when transferred.

FIFTEENTH: MODIFICATIONS. The AGREEMENT may not be modified except through written consent by the parties.

SIXTEENTH: NO FAULTS. The parties declare they are aware of the value and legal scope of this AGREEMENT, and therefore manifest they have granted each other the opportunity to explain and clarify the content of its clauses to each other. They also acknowledge that what has been agreed results from their free and spontaneous disposition, and therefore, there is not violence, error or any situation that might invalidate their consent.

SEVENTEENTH: VALIDITY AND EFFICACY. The AGREEMENT shall be valid and have full legal effect between the parties when signed by all the SELLERS and the BUYERS.

EIGHTEENTH: COPIES. The AGREEMENT shall be signed in 3

                                     [STAMP]

                                       17

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(three) copies, each considered an original, to be distributed among the appearing parties and for control by the ISSUER.

Having been fully read and manifested their express consent to it, the parties sign this AGREEMENT in the City of Mexico, Federal District, on June 9, 2005.

                                     SELLERS

(illegible signature)                             (illegible signature)
----------------------------                      ---------------------
Texas Oil & Chemical Co. II,                      Nicholas N. Carter
Inc., represented by
Nicholas N. Carter

                                     BUYERS

(illegible signature)                             (illegible signature)
----------------------------                      ------------------------------
Ernesto Javier Gonzalez                           Mauricio Ramon Arevalo
Castro                                            Mercado

                                    WITNESSES

(illegible signature)                             (illegible signature)
----------------------------                      ------------------------------
Name: Leopoldo Escobar L.                         Name: Gerardo Maldonado

                                     [STAMP]

                                       18

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The undersigned, Kristin Dagny O'Hea de Langarica, Litorales 69, Col. Las
Aguilas, Mexico, D.F., 5593-0471, who have been authorized by the Federal Judiciary Council (Consejo de la Judicatura Federal) to act as an expert translator before all courts belonging to the Judicial Branch of the Federal Government of Mexico, certify that the foregoing is a true and exact translation of the attached document.

Mexico, D.F., June 21, 2005.

/s/ Kristin Dagny O'Hea de Langarica
------------------------------------
    Kristin Dagny O'Hea de Langarica

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                                 ATTACHMENT "I"

                              Accounts Receivable

                                     [STAMP]

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                  LIST OF ACCOUNTS RECEIVABLE PER MAY 31, 2005

                                                 A.P.
PRODUCTOS QUIMICOS GUTIERREZ, S.A. DE C.V.       $742,894.54     $10.8699   $68,436,19
GRUPO PETROPOL, S.A. DE C.V.                                                $15,343.87
                                                                            ----------
                                                                            $83,780.06

                                     [STAMP]

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The undersigned, Kristin Dagny O'Hea de Langarica, Litorales 69, Col. Las
Aguilas, Mexico, D.F., 5593-0471, who have been authorized by the Federal Judiciary Council (Consejo de la Judicatura Federal) to act as an expert translator before all courts belonging to the Judicial Branch of the Federal Government of Mexico, certify that the foregoing is a true and exact translation of the attached document.

Mexico, D.F., June 21, 2005.

/s/ Kristin Dagny O'Hea de Langarica
------------------------------------
    Kristin Dagny O'Hea de Langarica